UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) Of The Securities Exchange Act of 1934

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Date of Report (Date of Earliest Event Reported): November 8, 2006

Commission File No. 001-31984

Delaware	001-31984	13-3994449
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5701 Stirling Road, Davie, Florida		33314
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 316-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)          At a meeting of the Board of Directors (the “Board”) of Bristol West Holdings, Inc. (“Bristol West”) held on November 8, 2006, the Board elected Allan W. Ditchfield to serve as a member of the Board on the recommendation of the Corporate Governance and Nominating Committee.  The Board did not appoint Mr. Ditchfield to serve on any Board committee.

Item 7.01. Regulation FD Disclosure.

As disclosed above under Item 5.02, on November 8, 2006, the Board elected Allan W. Ditchfield to serve as a member of the Board.  Bristol West’s press release announcing Mr. Ditchfield’s election is being furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits

99.1        Press Release, dated November 8, 2006 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.
(Registrant)

Date: November 8, 2006	By:	/s/ Craig E. Eisenacher

Craig E. Eisenacher
Senior Vice President – Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number and Description

99.1        Press Release, dated November 8, 2006 (furnished pursuant to Item 7.01)